Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2017
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,544	4,669	4,100	3,997	17,310
I-joist sales volume (MELF)	61,349	64,520	56,932	52,662	235,463
Plywood sales volume (MSF 3/8")	336,473	368,974	404,960	347,096	1,457,503
Lumber sales volume (MBF)	41,999	42,840	44,127	42,451	171,417
LVL mill net sales price ($/CF)	$16.63	$16.65	$17.22	$16.69	$16.79
I-joist mill net sales price ($/MELF)	$1,116	$1,091	$1,157	$1,124	$1,121
Plywood net sales price ($/MSF 3/8")	$282	$301	$324	$337	$312
Lumber net sales price ($/MBF)	$504	$546	$553	$557	$540
Segment sales (000)	$325,657	$350,277	$366,920	$330,906	$1,373,760
Segment income (000)	$7,388	$15,395	$24,027	$6,819	$53,629
Segment depreciation and amortization (000)	$15,151	$15,264	$15,337	$17,363	$63,115
Segment EBITDA (000)[1]	$22,539	$30,659	$39,364	$24,182	$116,744
EBITDA as a percentage of sales	6.9%	8.8%	10.7%	7.3%	8.5%
Capital spending (000)	$12,337	$8,594	$12,096	$21,573	$54,600
Receivables (000)	$73,644	$75,679	$78,888	56,488
Inventories (000)	$171,133	$169,100	$175,276	183,157
Accounts payable (000)	$50,177	$58,163	$58,136	51,898

	2016
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	3,566	4,626	4,421	3,698	16,311
I-joist sales volume (MELF)	50,172	64,765	61,602	49,521	226,060
Plywood sales volume (MSF 3/8")	379,631	377,934	385,398	364,018	1,506,981
Lumber sales volume (MBF)	47,919	49,398	45,925	43,650	186,892
LVL mill net sales price ($/CF)	$16.74	$16.79	$16.57	$16.21	$16.59
I-joist mill net sales price ($/MELF)	$1,138	$1,136	$1,102	$1,077	$1,114
Plywood net sales price ($/MSF 3/8")	$261	$271	$288	$268	$272
Lumber net sales price ($/MBF)	$451	$464	$481	$497	$472
Segment sales (000)	$303,457	$346,358	$340,928	$289,672	$1,280,415
Segment income (loss) (000)	$5,885	$16,309	$11,564	$(7,829)	$25,929
Segment depreciation and amortization (000)	$11,634	$14,769	$15,625	$15,493	$57,521
Segment EBITDA (000)[1]	$17,519	$31,078	$27,189	$7,664	$83,450
EBITDA as a percentage of sales	5.8%	9.0%	8.0%	2.6%	6.5%
Capital spending (000)[2]	$11,870	$15,862	$15,275	$23,496	$66,503
Receivables (000)	$111,008	$78,174	$70,233	$48,503
Inventories (000)	$175,842	$190,692	$186,563	$178,138
Accounts payable (000)	$44,686	$53,806	$53,275	$50,672

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2015
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,840	3,485	3,785	2,955	13,065
I-joist sales volume (MELF)	40,810	56,572	57,121	46,319	200,822
Plywood sales volume (MSF 3/8")	412,139	410,491	412,369	399,577	1,634,576
Lumber sales volume (MBF)	48,100	55,945	54,354	47,289	205,688
LVL mill net sales price ($/CF)	$16.48	$16.46	$16.53	$16.28	$16.44
I-joist mill net sales price ($/MELF)	$1,098	$1,098	$1,118	$1,112	$1,107
Plywood net sales price ($/MSF 3/8")	$312	$302	$282	$268	$291
Lumber net sales price ($/MBF)	$510	$484	$477	$456	$482
Segment sales (000)	$309,316	$339,869	$340,621	$292,307	$1,282,113
Segment income (loss) (000)	$20,896	$23,712	$21,876	$(2,263)	$64,221
Segment depreciation and amortization (000)	$10,791	$10,341	$11,049	$11,091	$43,272
Segment EBITDA (000)[1]	$31,687	$34,053	$32,925	$8,828	$107,493
EBITDA as a percentage of sales	10.2%	10.0%	9.7%	3.0%	8.4%
Capital spending (000)	$9,532	$13,957	$20,119	$25,149	$68,757
Receivables (000)	$69,406	$73,243	$72,626	$47,639
Inventories (000)	$161,586	$151,000	$160,134	$163,961
Accounts payable (000)	$47,762	$53,800	$56,336	$40,868

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.
[2] Capital spending in second quarter 2016 and first quarter 2016 excludes $0.3 million and $215.6 million, respectively, of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2017
	Q1	Q2	Q3	Q4	YTD
Commodity sales	46.5%	46.3%	48.3%	50.4%	47.9%
General line sales	33.8%	34.8%	33.9%	32.0%	33.6%
EWP sales	19.7%	18.9%	17.8%	17.6%	18.5%
Total sales (000)	$815,683	$980,706	$1,045,646	$931,775	$3,773,810
Gross margin[1]	11.6%	12.1%	12.4%	11.6%	11.9%
Segment income (000)	$19,965	$34,509	$39,379	$22,907	$116,760
Segment depreciation and amortization (000)	$3,726	$3,856	$3,910	$4,012	$15,504
Segment EBITDA (000)[2]	$23,691	$38,365	$43,289	$26,919	$132,264
EBITDA as a percentage of sales	2.9%	3.9%	4.1%	2.9%	3.5%
Capital spending (000)	$3,966	$3,903	$6,240	$5,192	$19,301
Receivables (000)	$255,716	$276,079	$272,127	$217,519
Inventories (000)	$311,233	$321,611	$284,587	$293,516
Accounts payable (000)	$255,415	$255,342	$240,987	$183,354

	2016
	Q1	Q2	Q3	Q4	YTD
Commodity sales	47.2%	45.5%	46.9%	46.9%	46.6%
General line sales	34.4%	36.5%	35.1%	35.3%	35.4%
EWP sales	18.4%	18.0%	18.0%	17.8%	18.0%
Total sales (000)	$717,254	$850,042	$889,026	$770,885	$3,227,207
Gross margin[1]	11.4%	12.5%	12.0%	11.7%	11.9%
Segment income (000)	$13,373	$29,117	$26,415	$15,454	$84,359
Segment depreciation and amortization (000)	$3,235	$3,354	$3,514	$3,659	$13,762
Segment EBITDA (000)[2]	$16,608	$32,471	$29,929	$19,113	$98,121
EBITDA as a percentage of sales	2.3%	3.8%	3.4%	2.5%	3.0%
Capital spending (000)	$2,896	$3,599	$4,933	$4,418	$15,846
Receivables (000)	$229,673	$236,954	$227,206	$175,972
Inventories (000)	$264,721	$271,306	$264,493	$255,312
Accounts payable (000)	$248,170	$217,149	$210,892	$151,232

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2015
	Q1	Q2	Q3	Q4	YTD
Commodity sales	48.4%	45.2%	45.5%	47.3%	46.5%
General line sales	34.7%	37.0%	36.4%	35.2%	35.9%
EWP sales	16.9%	17.8%	18.1%	17.5%	17.6%
Total sales (000)	$622,905	$762,078	$798,982	$707,337	$2,891,302
Gross margin[1]	10.4%	11.5%	12.0%	12.2%	11.6%
Segment income (000)	$3,346	$19,576	$22,684	$15,145	$60,751
Segment depreciation and amortization (000)	$2,739	$2,874	$3,121	$3,203	$11,937
Segment EBITDA (000)[2]	$6,085	$22,450	$25,805	$18,348	$72,688
EBITDA as a percentage of sales	1.0%	2.9%	3.2%	2.6%	2.5%
Capital spending (000)	$2,963	$4,023	$3,928	$3,595	$14,509
Receivables (000)	$174,582	$195,587	$192,336	$165,649
Inventories (000)	$270,881	$264,114	$244,481	$220,896
Accounts payable (000)	$179,530	$209,090	$181,586	$130,190

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:

	2017
	Q1	Q2	Q3	Q4	YTD

Net income	$10,020	$22,154	$31,661	$19,122	$82,957
Interest expense	6,364	6,491	6,295	6,220	25,370
Interest income	(33)	(54)	(167)	(293)	(547)
Income tax provision (benefit)	5,066	13,147	18,276	(1,858)	34,631
Depreciation and amortization	19,344	19,601	19,686	21,748	80,379
EBITDA	40,761	61,339	75,751	44,939	222,790
Change in fair value of interest rate swaps	(295)	724	33	(1,000)	(538)
Adjusted EBITDA	$40,466	$62,063	$75,784	$43,939	$222,252

	2016
	Q1	Q2	Q3	Q4	YTD

Net income	$4,950	$19,228	$9,981	$4,095	$38,254
Interest expense	5,802	6,427	7,135	7,328	26,692
Interest income	(149)	(27)	(60)	(154)	(390)
Income tax provision (benefit)	2,931	10,735	5,522	(14,141)	5,047
Depreciation and amortization	15,238	18,552	19,459	19,598	72,847
EBITDA	28,772	54,915	42,037	16,726	142,450
Change in fair value of interest rate swaps	69	1,532	(836)	(4,975)	(4,210)
Loss on extinguishment of debt	—	—	9,525	4,779	14,304
Adjusted EBITDA	$28,841	$56,447	$50,726	$16,530	$152,544

	2015
	Q1	Q2	Q3	Q4	YTD

Net income	$7,617	$20,230	$22,007	$2,328	$52,182
Interest expense	5,481	5,591	5,729	5,731	22,532
Interest income	(90)	(58)	(73)	(102)	(323)
Income tax provision (benefit)	4,573	11,637	12,629	(339)	28,500
Depreciation and amortization	13,587	13,281	14,249	14,461	55,578
EBITDA	$31,168	$50,681	$54,541	$22,079	$158,469